COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of September __, 2021, is entered into by and among JetFleet Holding Corp., a California corporation (the “Company”), the purchasers listed on the Schedule of Purchasers attached hereto as Exhibit A (individually a “Purchaser” and collectively the “Purchasers”) and the individuals listed on the Schedule of JHC Management Shareholders attached hereto as Exhibit B (individually, a “JHC Management Shareholder” and collectively the “JHC Management Shareholders”)1. The Company may amend Exhibit A in connection with each closing to reflect the Purchasers at such closing.

RECITALS.

WHEREAS, on March 29, 2021, the AeroCentury Corp., JetFleet Holding Corp., and JetFleet Management Corp. (collectively, the “Debtors”) commenced voluntary cases under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”), which are being jointly administered under the caption In re AeroCentury Corp., et al., Case No. 21-10636 (JTD) (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”);

WHEREAS, the Debtors filed a Combined Disclosure Statement and Joint Chapter 11 Plan of AeroCentury Corp., and its Affiliated Debtors dated July 14, 2021 (the “Plan,” as it may be altered, amended, modified or supplemented from time to time including in accordance with any documents submitted in support thereof and the Bankruptcy Code or the Bankruptcy Rules) [Docket No. 225];

WHEREAS, the Bankruptcy Court approved the Plan on an interim basis for solicitation purposes only pursuant to the Solicitation Procedures Order [Docket No. 222];

WHEREAS, the Plan consists of a toggle between (i) the Sponsored Plan, which, pursuant to the terms of the Plan Sponsor Agreement, the Debtors and the Plan Sponsor will agree to a restructuring of the Debtors’ businesses that will be implemented through the Sponsored Plan (collectively, the “Restructuring Transactions”), and (ii) the Stand-Alone Plan, whereby the Debtors’ remaining Assets will vest in the Post-Effective Date Debtors and be monetized by the Plan Administrator;

WHEREAS, the Debtors filed a Notice of Selection of Plan Sponsor on August 9, 2021 [Docket No. 254], which included as Exhibit A an Investment Term Sheet between AeroCentury and Plan Sponsor dated as of August 9, 2021 (the “Term Sheet”) setting forth the principal terms of an investment by Plan Sponsor into AeroCentury to be implemented pursuant to the Plan;

WHEREAS, on or about the date of the Closing, the Company shall issue and sell to the JHC Management Shareholders an aggregate of 65,000 shares of Common Stock of the Company;

WHEREAS, pursuant to the Plan, each Purchasers, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of the common stock, no par value, of the Company (the “Common Stock”), set forth opposite their respective names on Exhibit A hereto; and

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Authorization and Sale of Shares of Common Stock.

1.1 Authorization. The Company has authorized the sale and issuance of up to 1,000,000 shares of its Common Stock, no par value, of which no such shares of Common Stock are issued and outstanding pursuant to the Plan.

1.2 Sale of Shares. Subject to the terms and conditions hereof, the Company agrees to issue and sell to each of the Purchasers at the Closing, and each Purchaser, severally and not jointly, agrees to purchase from the Company, that number of shares of Common Stock specified opposite each Purchaser’s name on the Schedule of Purchasers (the “Shares”), at a purchase price of $1.00 per share.

2. Closing; Delivery.

2.1 Closing. The closing of the purchase and sale of the Shares hereunder is scheduled to take place at the offices of Young Conaway Stargatt & Taylor, LLP, 1000 N. King Street, Wilmington, DE 19801, at ____ a.m. local time, on September 30, 2021, or at such other time and place as the Company and the Purchasers mutually agree upon orally or in writing (which time and place is designated as the “Closing”).

2.2 Deliveries. At the Closing, the Company will deliver to the Purchasers a certificate or certificates representing the number of Shares that each such Purchaser is purchasing against payment of the purchase price therefor by check in the amount specified next to such Purchaser’s name on the Schedule of Purchasers.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers that as of the Closing, and except for the Chapter 11 Cases and except as contemplated by or as a result of the Plan or the Restructuring Transactions:

3.1 Organization and Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted.

3.2 Capitalization. Immediately prior to the Closing, the authorized and outstanding capital of the Company consists of:

(a)           1,000,000 shares of Common Stock, no par value, of which no shares are issued and outstanding pursuant to the Plan.

(b)           104,083 shares of Preferred Stock, of which 104,082 Shares have been designated as Series A Preferred Stock, of which all 104,082 shares of Series A Preferred Stock will be issued concurrently the Closing, and 1 share of Series B Preferred Stock will be designated as Series B Preferred Stock, of which all 1 share of Series B Preferred Stock will be issued concurrently at the Closing.

3.3 Corporate Power; Binding Obligations. The Company has all requisite legal and corporate power to enter into, execute and deliver this Agreement. This Agreement constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.4 Authorization. All corporate action on the part of the Company, its board of directors (the “Board”) and stockholders necessary for the (i) authorization, execution, delivery and performance by the Company of this Agreement; (ii) the authorization sale, issuance and/or delivery of the Shares; and (iii) the performance of the Company’s obligations hereunder has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Company, shall constitute the valid and binding obligations of the Company enforceable in accordance with their respective terms. The Shares when issued in compliance with the provisions of this Agreement, will be duly authorized and validly issued and will be fully paid and nonassessable, and free of any liens or encumbrances.

3.5 Compliance with Other Instruments. The Company is not in violation or default of any term of its Articles of Incorporation or Bylaws, or of any provision of any mortgage, indenture, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or any statute, rule or regulation applicable to the Company which would materially and adversely affect the Company’s business, assets or results of operations. The Company’s execution, delivery, and performance of and compliance with this Agreement and the issuance and sale of the Shares will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any lien upon any of the Company’s assets or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Company, its business or operations or any of its assets, except for any such violation, conflict, default or lien that would not reasonably be expected to materially and adversely affect the Company’s business, assets or results of operations.

3.6 Government Consent. No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state or other governmental authority on the Company’s part is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Shares, except for (i) any notices of sales required to be filed with the SEC under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) and (ii) any filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filings will be effected within fifteen (15) days of the sale of the Shares hereunder, or such other post-closing filings as may be required under other applicable blue sky laws.

3.7 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of this Agreement, or the right of the Company to enter into the Agreements or to consummate the transactions contemplated hereby, or thereby, or that, either individually or in the aggregate, if determined adversely to the Company, would reasonably be expected to have a material adverse effect on the Company’s business, assets or results of operations. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

3.8 Liabilities. The Company has no material liabilities (absolute or contingent) except (i) liabilities disclosed to the Purchasers in this Agreement, and (ii) current liabilities incurred in the ordinary course of business that do not, individually or in the aggregate, have a material adverse effect on the Company’s financial condition or business as now conducted.

4. Purchaser Representations and Warranties. Each Purchaser represents and warrants to the Company as follows:

4.1 Organization, Authority If the Purchaser is an entity, such Purchaser is a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Agreement and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Shares hereunder has been, to the extent such Purchaser is an entity, duly authorized by all necessary corporate, partnership or other action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.2 Purchase Entirely for Own Account. This Agreement is made with such Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms, that such Purchaser is acquiring the Shares for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to, or for, resale or distribution of any part thereof, and that such Purchaser has not present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

4.3 Investment Experience. Such Purchaser is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. If other than an individual, the Purchaser also represents that it has not been organized for the purpose of acquiring the Shares.

4.4 Compliance with Securities Laws. The Purchaser acknowledges that it is aware that the Shares to be issued to the Purchaser by the Company pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (“Securities Act”), and that the Shares are deemed to constitute "restricted securities" under Rule 144 promulgated under the Securities Act. In this connection, such Purchaser acknowledges and understands that resale of such Purchaser's Shares may be restricted indefinitely unless they are subsequently registered under the Securities Act and qualified under applicable state securities laws or an exemption from such registration and such qualification is available, and that the Company is under no obligation to file any registration statement under the Securities Act or to qualify any Shares under applicable state securities laws. The Purchaser warrants and represents that the Purchaser (i) is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect, and (ii) has the capacity to protect his/her own interests in connection with the purchase of the Shares by virtue of the business or financial expertise of any professional advisors to the Purchaser who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly. Further, the Purchaser hereby (i) certifies that he or she is not a “U.S. person” within the meaning of SEC Rule 902 of Regulation S, as presently in effect, that such Purchaser was offshore both at the time of the Company’s offer to sell Shares to such Purchaser and at the time of purchase and sale of such Shares, that such Purchaser is not acquiring Shares for the account or benefit of any U.S. person, and that such Purchaser shall be the sole beneficial owner of the Shares with sole dispositive authority and sole voting authority over the Shares, (ii) agrees to resell the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, (iii) agrees that any certificate representing Shares sold to such Purchaser shall contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration, and (iv) agrees that the Company is hereby required to refuse to register any transfer of any Shares issued to such Purchaser not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

4.5 Representations and Reliance. The Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein.

4.6 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 4 provided and to the extent this Section and such agreement are then applicable; and:

(a)           There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(b)           (i) Such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(c)           Such Purchaser acknowledges and agrees that the Shares are subject to a right of first refusal (“Right of First Refusal”) as set forth in the Bylaws of the Company, which Right of First Refusal is incorporated herein by reference irrespective of whether the Bylaws are amended at some future date to remove the Right of First Refusal therefrom, and that, except in compliance with such Right of First Refusal, neither such Purchaser nor any person receiving the Shares by operation of law or other involuntary transfer shall sell, hypothecate, encumber or otherwise transfer any Shares or any right or interest therein.

4.7 Legends. It is understood that the certificates evidencing the Shares may bear one or all of the following legends:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFIATE IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY, AS PROVIDED IN THE BYLAWS OF THE COMPANY.

4.8 No General Solicitation. Purchaser has not been offered any of the Shares by any form of advertisement, article, notice or other communication published in any newspaper, magazine, the Internet, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

4.9 No Public Market. The Purchaser understands and acknowledges that no public market now exists for any of the Shares and that the Company has made no assurances that a public market will ever exist for the Shares.

4.10 No Investment, Tax or Legal Advice. The Purchaser understands that nothing in this Agreement, or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

5. Purchaser Closing Conditions. The obligations of each Purchaser under Section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which will not be effective against any Purchaser who does not consent thereto:

5.1 Representations and Warranties Correct. The Company's representations and warranties in Section 3 hereof shall be true and correct in all material respects as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

6. Company Closing Conditions. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Purchaser:

6.1 Representations and Warranties. The Purchaser's representations and warranties in Section 4 hereof shall be true and correct in all material respects as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

6.2 Payment of Purchase Price. The Purchaser shall have delivered the purchase price for the Shares purchased by such Purchaser as specified in Section 1.2 and in the Schedule of Purchasers.

7. Board of Directors; Observer Rights.

7.1 Board of Directors.

(a)           In any election of members of the Board of Directors of the Company or vote to remove members of the Board of Directors, by written consent or at a meeting of shareholders, each Purchaser hereby agrees to vote, or cause to be voted, all securities of the Company that the holders of which are entitled to vote for members of the Board of Directors, including without limitation all Shares, by whatever name called, now owned or subsequently acquired by such Purchaser, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise, owned by such Purchaser, or over which such Purchaser has voting control, from time to time and at all times, in the same proportion and in favor of the election of the same persons or in favor of the removal of the same persons as the shares of Common Stock of the Company held by holders other than the Purchasers are voted in any such election. By way of example and not limitation, if the shares of Common Stock held by holders other than the Purchasers are voted 20% in favor of a first nominee, 30% in favor of a second nominee and 50% in favor of a third nominee, then each Purchaser shall vote 20% of his or her securities in favor of the first nominee, 30% in favor of the second nominee and 50% in favor of the third nominee.

(b)           Each Purchaser hereby constitutes and appoints as the proxy of the Purchaser and hereby grants a power of attorney to the President of the Company, with full power of substitution, with respect to the matters set forth in this Section 7, and hereby authorizes such proxy to represent and vote all of such Purchaser’s voting securities in the manner prescribed by this Section 7 or to take any action reasonably necessary to effect the purposes and intent of this Section 7. Each of the proxy and power of attorney granted pursuant to this Section 7 is given in consideration of the agreements and covenants of the Company and the parties in connection with the transactions contemplated by this Agreement and, as such, each is coupled with an interest and shall be irrevocable unless and until this Section 7 expires. Each Purchaser hereby revokes any and all previous proxies or powers of attorney with respect to the Shares and shall not hereafter purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares.

(c)           Each Purchaser acknowledges and agrees that the Company and each JHC Management Shareholder hereto will be irreparably damaged in the event any of the provisions of this Section 7 are not performed by the Purchasers in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and the JHC Management Shareholders shall be entitled to an injunction to prevent breaches of this Section 7, and to specific enforcement of this Section 7 and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

(d)           This Section 7.1 shall terminate upon the redemption of Series A Preferred Stock of the Company.

7.2 Observer Rights. As long as Yucheng Hu beneficially owns 5% or more of the outstanding shares of Common Stock of the Company, the Company will permit the Yucheng Hu (or his permitted designee) (the “Observer”) to attend all meetings of the Board of Directors, and any committee thereof, in a nonvoting observer capacity and, in this respect, Company shall provide the Observer with copies of all notices, minutes, consents and all other materials provided to the directors, at the time such materials are provided to the directors; provided, however, that the Observer shall agree to hold in confidence all information so provided; and provided further, that the Company may withhold any information and exclude the Observer from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if the Board of Directors of the Company determines in good faith that the Observer is a competitor or representative of a competitor of the Company.

7.3 Termination. This Section 7 shall terminate upon an underwritten public offering of the Shares in which the aggregate proceeds to the Company are at least $25,000,000.

8. Right of Secondary Refusal and Co-Sale Right.

8.1 Right of First Offer.

(a) Proposed Transfers by Purchaser. Should a Purchaser or a JHC Management Shareholder receive a bona fide offer (individually, a “Purchase Offer”), from any person to purchase or enter into any transaction to Transfer (as defined below) any Shares, or any interest in, any Shares (the “Qualifying Stock”) held by the Purchaser or JHC Management Shareholder (the “Selling Holder”), then the Selling Holder shall promptly notify the Company and the JHC Management Shareholders (in the case of a Selling Holder that is a Purchaser) or the Purchasers (in the case of a Selling Holder that is a JHC Management Shareholder) of the terms and conditions of such Purchase Offer (the “Purchase Offer Notice”). The Purchase Offer Notice must specify: (a) the name and address of the person to which the Selling Holder proposes to sell or otherwise Transfer the Qualifying Stock or an interest in the Qualifying Stock (the “Offeror”), (b) the number of shares of Qualifying Stock the Selling Holder proposes to sell or otherwise Transfer (the “Offered Shares”), (c) the consideration per share to be delivered to the Selling Holder for the proposed Transfer (“Offered Price”), and (d) all other material terms and conditions of the proposed transaction.

(b) Company Right of FirstRefusal.

(i) The Company shall have the right of first refusal to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Purchase Offer Notice pursuant to the Bylaws of the Company.

(ii) To the extent that the consideration proposed to be paid by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company exercising its right of first refusal may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Holder and the Company.

(c) Secondary Right of Refusal.

(i) In the event that the Company does not purchase all of the Offered Shares pursuant to Section 8.1(b), each JHC Management Shareholder (in the case of a Selling Holder that is a Purchaser) or each Purchaser (in the case of a Selling Holder that is a JHC Management Shareholder) shall have a secondary right of refusal, exercisable for a period of ten (10) days from the date of expiration of the Company’s right of first refusal, to purchase, on a pro rata basis according to the number of Shares owned by such JHC Management Shareholder or Purchaser, relative to the total number of Shares then held by all JHC Management Shareholders or Purchasers, respectively, all or part of the Offered Shares not purchased by the Company for the consideration per share and on the terms and conditions set forth in the Purchase Offer Notice. Such secondary right of refusal shall be exercised by delivery by such JHC Management Shareholder or such Purchaser of written notice to the Secretary of the Company.

(ii) In the event the JHC Management Shareholders or Purchasers have exercised their secondary rights of refusal with respect to some but not all of the remaining Offered Shares, those JHC Management Shareholders or Purchasers who have so exercised such rights within the 10-day period specified in Section 8.1(c)(i) shall have an additional option, for a period of five (5) days next succeeding the expiration of such 10-day period, to purchase all or any part of the balance of such Offered Shares on the terms and conditions set forth in the Purchase Offer Notice, which option shall be exercised by the delivery of written notice to the Secretary of the Company. In the event there are two (2) or more such JHC Management Shareholders or Purchasers that choose to exercise the last-mentioned option for a total number of remaining Offered Shares in excess of the number available, the remaining Offered Shares available for each such JHC Management Shareholder’s or Purchaser’s option shall be allocated to such JHC Management Shareholder or Purchaser pro rata based on the number of Shares owned by the JHC Management Shareholders or Purchasers so electing.

(ii) If the JHC Management Shareholders or Purchasers exercise in full their secondary rights of refusal to purchase the remaining Offered Shares, the Company shall immediately notify all of the exercising JHC Management Shareholders or Purchasers of that fact. The closing of the purchase of the remaining Offered Shares shall take place at the offices of the Company no later than (a) five (5) days after the date of such notice to the JHC Management Shareholders or Purchasers, or (b) the date that is sixty (60) days after the date of the Purchase Offer Notice.

(d) Sale to Offeror. In the event that the Company and the JHC Management Shareholders or Purchasers as a whole do not purchase all of the Offered Shares pursuant to this Section 8.1, then the Selling Holder may Transfer, subject to Section 8.2, all of the remaining Offered Shares, if any, to the Offeror on the terms and conditions set forth in the Purchase Offer Notice; provided, however, that (i) such sale is bona fide, (ii) the price for the sale to the Offeror is a price not less than the Offer Price and the sale is otherwise on terms and conditions no less favorable to the Selling Holder than those set forth in the Purchase Offer Notice, and (iii) the Transfer is made within one hundred twenty (120) days after the giving of the Purchase Offer Notice. If such a Transfer does not occur within such 120-day period for any reason, the restrictions provided for in Section 8.1 shall again become effective, and no Transfer of any shares of Common Stock may be made by the Selling Holder thereafter without again complying with this Section 8.1.

(e) Definition of Transfer. For the purpose of this Agreement, “Transfer” means and includes any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, without limitation, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except for:

(i) the transfer of any or all of the Shares during the JHC Management Shareholder’s or Purchaser’s lifetime by gift or on the Management Shareholder’s or Purchaser’s death by will or intestacy to the Management Shareholder’s or Purchaser’s spouse or member of the immediate family of the Management Shareholder or Purchaser (“Immediate Family”) or to a trust for the benefit of the Management Shareholder or Purchaser or the Management Shareholder’s or Purchaser’s Immediate Family;

(ii) any transfers of Shares to the Company or to a Management Shareholder or Purchaser upon exercise of the right of first refusal or secondary right of refusal pursuant to this Section 8.1;

(iii) any transfer of Shares amongst the Purchasers or amongst the Management Shareholders; or

(iv) any sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission;

provided that (y) the JHC Management Shareholder or Purchaser or the Permitted Transferees (as defined below) shall inform the Company of such pledge, transfer or gift prior to effecting it, and (z) the pledgee, transferee or donee of any conveyance contemplated by clauses (i) through (iii) above (collectively, the “Permitted Transferees”) shall furnish the Company with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the JHC Management Shareholder or Purchaser.

8.2 Co-Sale Rights. In the event that a JHC Management Shareholder or Purchaser does not elect to purchase any Offered Shares pursuant to Section 8.1(c) above, such JHC Management Shareholder or Purchaser shall have the right (to the extent set forth below), exercisable upon written notice to the Selling Holder and the Company within ten (10) days after receipt of the Purchase Offer Notice (“Tag-along Election”), to participate in the Selling Holder’s sale or other Transfer of the Offered Shares pursuant to the specified terms and conditions of such Purchase Offer Notice. To the extent the JHC Management Shareholder or Purchasers exercise such right of co-sale in accordance with the terms and conditions set forth below, the number of Offered Shares that the Selling Holder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The right of co-sale of the JHC Management Shareholder or Purchasers shall be subject to the following terms and conditions:

(a) As soon as practicable after the receipt of the Tag-along Election from the JHC Management Shareholder or Purchaser, the Company shall notify the Selling Holder and each JHC Management Shareholder or Purchaser that has submitted the Tag-along Election (“Tag-along Offeree”) of the number of Shares such Tag-along Offeree is obligated to sell or otherwise dispose of pursuant to this Section 8.2, such number to be calculated in accordance with Sections 8.2(b). Upon receipt of the notice from the Company, the Selling Holder shall notify in writing to the Company and each accepting Tag-along Offeree of the proposed date of Transfer to the Offeror (“Sale Date”), which notice shall not be less than ten (10) days of the Sale Date. The Tag-along Offeree shall deliver to the Selling Holder prior to the Sale Date the duly endorsed certificate or certificates representing the Shares to be sold or otherwise disposed of pursuant to such offer by such Tag-along Offeree, together with a limited power-of-attorney authorizing the Selling Holder to sell or otherwise dispose of such Shares pursuant to the terms of the Purchase Offer Notice.

(b) Each JHC Management Shareholder or Purchaser may sell all or any part of that number of Shares owned by such JHC Management Shareholder or Purchaser that is not in excess of the product obtained by multiplying (i) the aggregate number of Shares covered by the Purchase Offer Notice, by (ii) a fraction, the numerator of which is the number of Shares at the time owned by such JHC Management Shareholder or Purchaser, and the denominator of which is the sum of (X) the number of Shares then held by the JHC Management Shareholders or Purchasers that are participating in such sale, plus (Y) the total number of Shares owned the Selling Holder.

(c) The stock certificate or certificates that a Tag-along Offeree delivers to the Selling Holder pursuant to Section 8.2(a) shall be transferred by the Selling Holder to the Offeror upon the consummation of the sale of the Shares pursuant to the terms and conditions specified in the Purchase Offer Notice, and the Selling Holder shall promptly thereafter remit to the respective Tag-along Offeree that portion of the sale proceeds to which a Tag-along Offeree is entitled by reason of its participation in such sale. To the extent the Offeror prohibits such assignment or otherwise refuses to purchase shares or other securities from a Tag-along Offeree exercising rights hereunder, the Selling Holder shall not sell to such Offeror unless and until simultaneous with such sale, the Selling Holder shall purchase such shares from such Tag-along Offeree on terms consistent with the Purchase Offer.

(d) The exercise or non-exercise of the rights of a JHC Management Shareholder or Purchaser hereunder to participate in one or more sales or other Transfers of Shares made by a Selling Holder shall not adversely affect its rights to participate in subsequent sales or other Transfers of Shares by a JHC Management Shareholder or Purchaser or Permitted Transferee (collectively, the “Holder”) pursuant to Section 8.2 hereof.

8.3 Prohibited Transfers.

(a) In the event a Holder should sell any Shares in contravention of Section 8.2 above (a “Prohibited Transfer”) the Holder, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided in this Section 8.3, and such Holder shall be bound by the applicable provisions of such put option.

(b) In the event of a Prohibited Transfer, any JHC Management Shareholder or Purchaser shall have the right to sell to such Holder a number of Shares equal to the number of Shares that such JHC Management Shareholder or Purchaser would have been entitled to transfer to the purchaser in the Prohibited Transfer pursuant to the terms hereof. Such sale shall be made on the following terms and conditions:

(i)            The price per share at which the Shares are to be sold to such Holder shall be equal to the price per share, if any, paid by the purchaser to such Holder in the Prohibited Transfer.

(ii)            Within a period of sixty (60) days after the later of the dates on which the JHC Management Shareholders or Purchasers (i) receive notice from such Holder of the Prohibited Transfer or (ii) otherwise become aware of the Prohibited Transfer, the JHC Management Shareholders or Purchasers shall, if exercising the put option created hereby, deliver to such Holder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer. If the JHC Management Shareholders or Purchasers do not do so within that period, they will have waived irrevocably all rights under this Agreement with respect to that Prohibited Transfer, but not with respect to other Prohibited Transfers.

(iii)            Such Holder shall, upon receipt of the certificate or certificates for the Shares to be sold by the JHC Management Shareholder or Purchasers pursuant to Section 8.3, pay to the order of the Purchasers the aggregate purchase price as set forth in Section 8.3(b)(i).

(iv)           Notwithstanding the foregoing, any attempt to transfer the Shares in violation of this Agreement shall be void, and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such Shares.

8.4 Termination. This Section 8 shall terminate upon an underwritten public offering of the Shares in which the aggregate proceeds to the Company are at least $25,000,000.

9. Miscellaneous.

9.1 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof.

9.2 Waivers and Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, (ii) the holders of a majority of the Shares held by the Purchasers, and (iii) the holders of a majority of the shares of Common Stock held by the JHC Management Shareholders. Any amendment or waiver effected in accordance with this paragraph will be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including any securities into which such securities are convertible), each holder of all such securities, each JHC Management Shareholder and the Company.

9.3 Survival of Warranties. The warranties, representations, and covenants of the Company and the Purchasers contained in this Agreement or made pursuant to this Agreement will survive the execution and delivery of this Agreement and the Closing.

9.4 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.5 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions. The Company and each Purchaser each hereby submits to the jurisdiction of the state and Federal courts located in Santa Clara, State of California, with respect to all actions relating to this Agreement.

9.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effective upon delivery to the party to be notified in person or by courier service or five days after deposit with the United States mail by registered or certified mail, postage prepaid, or one (1) day after deposit with Federal Express, United Parcel Service or other guaranteed overnight delivery service, addressed (a) if to a Purchaser, at the Purchaser’s address listed on Exhibit A hereto, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one (1) copy should be sent to its address set forth on the signature page of this Agreement and addressed to the attention of the Company’s Secretary, or at such other address as the Company shall have furnished to the Purchasers.

9.7 Finder’s Fee. Each party represents and warrants to the others that such party is not and will not be obligated for any finder's or brokers fee or commission (collectively “Finder’s Fee”) in connection with the transactions described herein. Each Purchaser agrees to indemnify and to hold the Company harmless from any liability for any Finder’s Fee (and the cost of defending against such liability or asserted liability) for which such Purchaser or any of such Purchaser's directors, officers, employees, agents or affiliates is responsible. The Company agrees to indemnify and to hold each Purchaser harmless from any liability for any Finder’s Fee (and the cost of defending against such liability or asserted liability) for which such Company or any of its managers, officers, employees, agents or affiliates is responsible.

9.8 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

9.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

9.10 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

9.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

9.12 Facsimile. Executed copies of this Agreement may be exchanged via facsimile, and such signatures shall be deemed as originals.

[INTENTIONALLY LEFT BLANK]
1 NTD: The JHC Management Shareholders will purchase their 65,000 shares of common stock pursuant to purchase agreements containing vesting restrictions and repurchase rights customary for service provider equity.

4848-8622-3350.1

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

JetFleet Holding Corp.
a California corporation

By:
Name:
Title:

Address:

4848-7355-0316.2
[Signature Page to Stock Purchase Agreement]

PURCHASERS:

Yucheng Hu

TongTong Ma

Qiang Zhang

Yanhua Li

Yiyi Huang

Yu Wang

Hao Yang

Jing Li

Yeh Cheng

4848-7355-0316.2
[Signature Page to Stock Purchase Agreement]

JHC MANAGEMENT SHAREHOLDERS:

[_____________]

[_____________]

[_____________]

[_____________]

[_____________]

[_____________]

[_____________]

[_____________]

4848-7355-0316.2
[Signature Page to Stock Purchase Agreement]

EXHIBIT A

SCHEDULE OF PURCHASERS

Name and Address of Purchaser	No. of Shares of Common Stock	Purchase Price
Yucheng Hu Group 7,Yantai Village, Liaoye Town, Yingshan, Sichuan, China 637700	19,412	$19,412.00
TongTong Ma 4-3-8 Guofeng Community, Congtai District, Handan, Hebei, China 056000	2,227	$2,227.00
Qiang Zhang Group 6,Yantai Village, Liaoye Town, Yingshan, Sichuan, China 637700	2,545	$2,545.00
Yanhua Li 58 Litao Hutong, Fusan Village, Dianshang, Handan, Hebei, China 057350	2,386	$2,386.00
Yiyi Huang Huoli Kangcheng Community, Houjiatang Street, Yuhua District, Changsha, Hunan, China 410000	2,068	$2,068.00
Yu Wang D1988 Jindi Sanqianfu, Leifeng Road, Wangcheng, Changsha, Hunan, China 410000	636	$636.00
Hao Yang G2-102 Xinchengshijia, Renmin East Road 398, Changsha, Hunan, China 410000	2,545	$2,545.00
Jing Li 6 Floor, Sigma Plaza, No. 49 Zhichun Road, Haidian District, Beijing, China 100000	2,227	$2,227.00
Yeh Cheng World Trade Apartment, Building B, Apartment 5e, Beijing,China 100001	954	$954.00
TOTAL	35,000	$35,000.00

4848-8622-3350.1

EXHIBIT B

SCHEDULE OF JHC MANAGEMENT SHAREHOLDERS

[_______________________]
[_______________________]
[_______________________]
[_______________________]
[_______________________]
[_______________________]
[_______________________]
[_______________________]

4847-7569-7904.1